Online Stock Market Group
                             1998 Stock Option Plan
             for Directors and Employees of and Key Consultants to

                           Online Stock Market Group

1. Purpose. The purpose of this Stock Option Plan is to promote the interests of Online Stock Market Group ("Company") and its shareholders by enabling it to offer stock options to better attract, retain, and reward directors and employees of and key consultants to the Company and any other future subsidiaries that may qualify under the terms of this Plan. The goal is to strengthen the mutuality of interests between those persons and the shareholders of the Company by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below.

     a. "Administrator" shall mean the Committee or, if no Committee has been created, the Board of Directors.

     b.   "Board" means the Board of Directors of the Company.

     c. "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the code shall be deemed to be a reference to any successor provision of the Code.

     d. "Committee" means the administrative committee of this Plan that is provided in Section 3 below.

     e. "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

     f. "Company" means Online Stock Market Group, a California corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its parent and Subsidiaries.

     g. "Director" means any person who serves as a member of the Board of Directors of the Company. "Outside Director" means any person who serves as a member of the Board of Directors of the Company and is not a full-time employee of the Company or its subsidiaries.

     h.   "Disabled"  means permanent and total  disability,  as defined in Code
          Section 22(e)(3).

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     i.   "Employee"  means any  person  who is  employed  by the  Company or ts subsidiaries on a full or part-time basis, so that they have income taxes withheld and are eligible to participate in employee benefits programs.

     j.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     k.   "Fair Market Value" per share means, on any given date:

          i. The last sale price of the Common Stock on a national securities exchange, Nasdaq National Market or the Nasdaq Small Cap Market or in case no such reported sales take place on any of the foregoing exchanges or on Nasdaq, the average of the closing bid and ask prices on such date; or

          ii. If there is no established market for the Common Stock of the Company, the fair market value shall be determined by the Administrator in accordance with any reasonable valuation method selected by the Administrator, including those described in Treasury Regulation Section. 20.2031-2.

     l. "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

     m. "Insider" means a person who is subject to the provisions of Section 16 of the Exchange Act.

     n. "Key Consultant" means a person who is engaged by the Company or its Subsidiaries as a non-employee to perform tasks on a contractual basis over a sufficient period of time that he or she satisfies the eligibility criteria set forth by the Securities and Exchange Commission for a non-employee to participate in a registered stock option plan.

     o. "Non-Employee Director" means a director who: (i) is not currently an officer (as defined in Rule 16a-1(f) of the Securities and Exchange Commission of the Company or one of its principal subsidiaries, or is not otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive direct or indirect compensation for services rendered to the Company or a parent or subsidiary of the Company, unless the amount of compensation is less than $60,000 per year; (iii) is not engaged in a business relationship with the Company or any parent or subsidiary of the Company which is required to be disclosed under Rule 404(a) of Regulation S-K or S-B of the Securities and Exchange Commission (or any successor provision); or (iv) does not have an interest in a transaction with the Company or any parent or subsidiary of the Company which would be required to be disclosed pursuant to that rule of the Securities and Exchange Commission.

     p. "Non-Qualified Stock Option" means any option to purchase shares of Common Stock that is not an Incentive Stock Option.

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     q.   "Officer"  is an employee of the  Company or its  Subsidiaries  who is granted the authority to commit the corporation to binding agreements and to function as one of the executives of the Company or its Subsidiaries.

     r.   "Option"  means an  Incentive  Stock Option or a  Non-Qualified  Stock
          Option.

     s. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Section 424(e) of the Code.

     t.   "Participant" means a person who has been granted an Option.

     u. "Plan" means this Online Stock Market Group Stock Option plan for Directors and Employees of and Key Consultants to the Company and its Subsidiaries, as it may be amended from time to time.

     v. "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee or director, whether by reason of death, disability, or any other reason. A Participant who is on a leave of absence that exceeds ninety
          (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment or reappointment are guaranteed by statute or contract.

     w. "Subsidiary" means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

     x. "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Section 424(d) of the
          Code) more than ten percent (10%) of the stock of the Company.

3.   Administration.

     a. This Plan shall be administered by the Board or, at the Board's discretion, a Committee appointed by the Board. The Committee, if appointed, will be comprised solely of two or more Non-Employee Directors. The Board may remove members from, or add members to, the Committee at any time.

     b. The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute action of the Committee if it is authorized by:

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          i.   A majority of the members present at any meeting; or

          ii. The unanimous consent of all of the members in writing without a meeting.

     c. The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

     d. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders.

     e. Subject to the limitations of Section 16 below, the Committee is expressly authorized to make such modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

4.   Duration of Plan.

     a. This Plan shall be effective as of April 1, 1998, the date of its adoption by the Board, provided this Plan is approved by the majority of the Company's shareholders, in accordance with the provisions of Code Section 422, on or prior to twelve (12) months after its adoption. In the event that this Plan is not so approved, this Plan shall terminate and any Options granted under this Plan to an Insider shall be void and have no further effect if the issuance of those Options would result in Section 16(b) liability to the Insider.

     b. This Plan shall expire on April 1, 2008; provided, however, that no expiration of this Plan shall affect any Options then outstanding.

5.   Number of Shares.

     a. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be one million (1,000,000). This aggregate number may be adjusted from time to time as set forth in Sections 16 and 17 of this Plan.

     b. Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, any shares of Common Stock remaining unissued shall again become available for the granting of additional Options.

6. Eligibility. Persons eligible for Options under this Plan shall be limited to the directors, employees and Key Consultants to the Company and its Subsidiaries.

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7.   Form of Options.  Options  granted  under this Plan may be Incentive  Stock
     Options or Non-Qualified Stock Options. Options shall be subject to the following terms and conditions.

     a. Options may be granted under this Plan on such terms and in such form as the Committee may approve, which conditions shall not be inconsistent with the provisions of this Plan. The terms and conditions of any Options granted pursuant to this Plan, including but not limited to the vesting schedules, exercise price, the number of shares purchasable upon exercise thereof, shall be determined by the Board of Directors or the Committee (if one is appointed) and shall be set forth in a separate stock option agreement between the Company and the person granted the Option. The execution of such an option agreement by the person to receive the option shall be a condition to the grant of an option to that person. The Option Agreement may not contain any provisions which are inconsistent with this Plan and, if any provision of an agreement or this Plan shall conflict, this Plan shall control.

     b. The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option Agreement. The exercise price of an option, determined on the date of the grant, shall be no less than:

          i. One hundred ten percent (110%) of the Fair Market of the Common Stock in the case of a Ten Percent Shareholder;

          ii. One hundred percent (100%) of the Fair Market Value of the Common Stock in the case of any Incentive Stock Option; or

          iii. Eighty-five percent (85%) of the Fair Market Value of the Common Stock in the case of any Non-Qualified Stock Option.

8. Modification. The Administrator may modify an existing Option, including the right to, accelerate the right to exercise it; extend or renew it; or cancel it and issue a new Option, provided, however, that no modification so made may impair the rights of the Option holder without his or her consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Section 424(h) of the Code.

9. Limits on Grants of Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422. Should anyone exercise Incentive Stock Options that exceed this limit, such options will be treated as Non-Qualified Stock Options for tax purposes.

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10.  Manner of Exercise.

     a. Exercise of Options. Optionees may exercise their options by delivering payment in the form of cash, certified or cashier's check, personal bank check, or the equivalent thereof acceptable to the Board, together with written notice to the Secretary of the Company identifying the option being exercised and specifying the number of shares being purchased. In addition, the Board may allow the optionee to use the following forms of payment of the purchase price, under terms which the Board deems to be acceptable:

          i. The surrender of shares of the Company's stock owned by the optionee having a value, as determined by the Board, equal to the exercise price, provided that if the optionee is subject to short-swing profit liability under ss.16 of the Exchange Act, the timing of the exercise must satisfy the requirements of Rule 16b-3 of the SEC;

          ii. The optionee's recourse promissory note, provided that the promissory note shall be due and payable not more than four (4) years after the option is exercised and that interest shall be payable at least annually at a rate not less than that necessary to avoid assessment of imputed interest under the Code; or

          iii. The assignment of the proceeds of the sale of some or all of the shares being acquired upon exercise of the option.

          iv. Any other method of payment to the extent permitted by applicable laws.

     b. No method of exercising an option shall be permitted if that method would result in the violation of any applicable law, the Company's articles of incorporation or bylaws or any agreement restricting the redemption or repurchase of the Company's stock.

11. Vesting Requirements. Options granted pursuant to this Plan may vest in accordance with periods of time or upon the occurrence of events as are determined by the Board of Directors or the Committee and are specified in the stock option agreement. The foregoing notwithstanding, options granted under this Plan must vest at a rate of no less than twenty percent (20%) of the number of shares granted under this Plan per year and must, unless otherwise earlier terminated, become fully vested after no later than five
     (5) years after the date of grant.

12.  Termination of Options.

     a. No Option may have a term in excess of 10 (10) years from its date of grant. In the event that an Option is an Incentive Stock Option granted to a Ten Percent Shareholder, no option may have a term in excess of 5 years from its date of grant.

     b. The foregoing notwithstanding, an Option may provide that it can be terminated upon Severance in accordance with the following rules and procedures, provided that the

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          Option Agreement or the  Administrator can provide for a longer period of time within which to exercise the Option (but not longer than the period of time allowed under paragraph a above):

     c. The Option may provide that the unvested portion of the Option shall terminate immediately or as of a later date as is specified in the Option or by resolution of the Administrator.

     d. The Option may provide that the vested portion of an Incentive Stock Option shall terminate no earlier than thirty (30) days after the date of Severance in the case of a Non-Qualified Stock Option or ninety
          (90) days after the date of Severance in the case of an Incentive Stock (if Severance is due other than to death or Disability).

     e. If Severance is due to death or Disability, the Option may provide that the vested portion of the Option shall terminate no earlier than six (6) months after the date of Severance.

13. Termination on Certain Events. All options granted under the Plan shall immediately terminate, notwithstanding the fact that the Options could otherwise be exercised, two (2) days prior to the occurrence of any of the following events:

     a. The merger or consolidation of the Company, whether or not the Company is the surviving corporation, if the beneficial owners of the Company immediately prior to the merger or consolidation as a group are the beneficial owners of less than fifty percent (50%) of the surviving entity's outstanding voting securities immediately after the merger or consolidation;

     b. The sale or exchange of all or substantially all of the outstanding voting securities of the Company;

     c. The sale, exchange or transfer of all or substantially all of the assets of the Company other than in the ordinary course of business; or

     d.   The dissolution or liquidation of the Company.

14. Notice Procedures - Termination. The Company shall give notice to all holders of Options of an event described above on the earlier of: (i) ten
     (10) days prior to the date that the event is proposed  to take  place;  or
     (ii) eight (8) days prior to the date that the Options are terminated pursuant to Section 13. The Administrator or the Board may allow for acceleration of the vesting of options prior to such an event pursuant to the terms of the Option Agreement or otherwise, but shall be under no obligation to include such a provision in the Option Agreement or (unless such a provision requiring vesting of options is in the Option Agreement) to allow for acceleration of vesting. There shall be no termination of options under this Section if the person(s) or entity(ies) which acquired the Company or its securities or assets by virtue of the transactions described in Section 13 above owned more than 10% of the outstanding voting stock of the Company immediately prior to the date of such an acquisition.

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15.  Non-Transferability  of Options a. During the lifetime of the  Participant, each Option is exercisable only by the Participant. b. No option under the Plan shall be assignable or transferable, except by will or laws of descent and distribution.

16. Adjustments. a. In the event of any change in the capitalization of the Company affecting its Common Stock (e.g. a stock split, reverse stock split, stock dividend, combination, recaptitalization, or reclassification), the Administrator shall authorize such adjustments as it may deem appropriate with respect to: i. The aggregate number of shares of Common Stock for which Options may be granted under this Plan; ii. The number of shares of Common Stock covered by each outstanding Option; and iii. The exercise price per share in respect of each outstanding Option. b. The Administrator may also make such adjustments in the event of a spin-off or other distribution (other than normal cash dividends) of the Company's assets to shareholders.

17. Amendment and Termination. The Board may at any time amend or terminate this Plan. The Board may not, however, without the approval of the majority-in-interest of the shareholders of the Company, amend the provisions of this Plan regarding: a. The class of individuals entitled to receive Incentive Stock Options. b. The aggregate number of shares of Common Stock that may be issued under the Plan, except as provided in Section 16 of this Plan. c. To the extent necessary to comply with Rule 16(b)-3 under the Exchange Act, the first Board may not make any amendment without approval of the majority in-interest of the shareholders of the Company that would: i. Materially increase the aggregate number of shares of Common Stock which may be issued to Insiders (except for adjustments under Section 16 of this Plan); ii. Materially modify the requirements as to the eligibility of Insiders to participate; or iii. Materially increase the benefits accruing to Insiders under this Plan.

18. Tax Withholding. The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan. If Common Stock is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

19. No Additional Rights. The existence of this Plan and the Options granted hereunder shall not effect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law. Neither the adoption of this Plan nor the granting of any Option shall confer upon any Participant the right to continue services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause. No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

20. Securities Law Restrictions No shares of Common Stock shall be issued under this Plan unless the Administrator shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws. The Administrator may require certain investment or other representations and undertakings by the Participant (or other person acquiring the right to exercise the Option by reason of the death of the Participant) in order to comply with applicable law. Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Administrator may deem advisable. The Administrator may cause a legend to be placed on the certificates to refer to these restrictions.

21. Indemnification. To the maximum extent permitted by law, the Company shall indemnify each member of the Board and of the Committee, as well as any other Employee of or Key Consultant to the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

22. Information to Option Holders. The Company shall provide to its option holders copies of all annual reports and other information given to the Company's shareholders. In addition, for such period of time as it is required by law to do so, the Company shall provide holders of Options with that information which it is required to give them by law or pursuant to the rules of the California Commissioner of Corporations.

23. Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California.